UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 20, 2020
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Nuverra Environmental Solutions, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-33816	26-0287117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6720 N. Scottsdale Road, Suite 190, Scottsdale, AZ 85253
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (602) 903-7802
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	NES	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

Master Loan Agreement

On November 16, 2020, Nuverra Environmental Solutions, Inc. (“Nuverra” or the “Company”) entered into a Loan Agreement (the “Master Loan Agreement”) with First International Bank & Trust, a North Dakota banking corporation (“Lender”). Pursuant to the Master Loan Agreement, Lender agreed to extend to Nuverra: (i) a $13.0 million equipment term loan (the “Equipment Loan”) that is subject to the Main Street Priority Loan Facility (the “MSPLF”) as established by the Board of Governors of the Federal Reserve System under Section 13(3) of the Federal Reserve Act; (ii) a $10.0 million real estate term loan (the “CRE Loan”); (iii) a $5.0 million operating line of credit (the “Operating LOC Loan”); and (iv) a $4.839 million letter of credit facility (the “Letter of Credit Facility”) (the CRE Loan, the Equipment Loan, the Operating LOC Loan and the Letter of Credit Facility, collectively may be referred to as the “Loans”). On November 18, 2020, the Company was advised by the Lender that the Equipment Loan had been approved as a MSPLF, and the Loans were funded and closed on November 20, 2020 (the “Effective Date”).

The terms of the Master Loan Agreement provide for customary events of default, including, among others, those relating to a failure to make payment, bankruptcy, breaches of representations and covenants, and the occurrence of certain events. Pursuant to the Master Loan Agreement, the Company must maintain a minimum debt service coverage ratio (“DSCR”) of 1.35 to 1.00 beginning December 31, 2021 and annually on December 31 of each year thereafter. The DSCR means the ratio of (i) Adjusted EBITDA to (ii) the annual debt service obligations (less subordinated debt annual debt service) of the Company, calculated based on the actual four quarters ended on the applicable December 31 measurement date. If the DSCR falls below 1.35 to 1.00, then in addition to all other rights and remedies available to Lender, the interest rates on the CRE Loan, the Operating LOC Loan and the Letter of Credit Facility will increase by 1.5% until the minimum DSCR is maintained. The Company may cure a failure to comply with the DSCR by issuing equity interests in the Company for cash and applying the proceeds to the applicable Adjusted EBITDA measurement. In addition, the Master Loan Agreement limits capital expenditures to $7.5 million annually and requires the Company to maintain a positive working capital position of at least $7.0 million at all times. The Master Loan Agreement also requires the Company deposit into a reserve account held by the Lender (the “Reserve Account”) the sum of $2.5 million and make additional monthly deposits of $100,000 into the Reserve Account. Funds held in the Reserve Account are not accessible by the Company and are pledged as additional security for the CRE Loan, the Operating LOC Loan and the Letter of Credit Facility.

Equipment Loan

The Equipment Loan is evidenced by that certain Promissory Note (Equipment Loan) (the “Equipment Note”) executed by the Company in the original principal amount of $13.0 million. The Equipment Loan bears interest at a rate of one-month US dollar LIBOR plus 3.00%. Interest payments during the first year will be deferred and added to the loan balance and principal payments during the first two years will be deferred. Monthly amortization of principal will commence on December 1, 2022, with principal amortization payments due in annual installments of 15% on November 16, 2023, 15% on November 16, 2024 and the remaining 70% on the maturity date of November 16, 2025. The Equipment Loan, plus accrued and unpaid interest, may be prepaid at any time at par. In connection with the Equipment Loan, the Company paid a $130,000 origination fee to Lender and a $130,000 origination fee to MSPLF. The entire outstanding principal balance of Equipment Loan together with all accrued and unpaid interest is due and payable in full on November 16, 2025.

The Equipment Loan includes all covenants and certifications required by the MSPLF, including, without limitation, the MSPLF Borrower Certifications and Covenants Instructions and Guidance. In connection with the same, the Company delivered a Borrower Certifications and Covenants (the “MS Certifications and Covenants”) to MS Facilities LLC, a Delaware limited liability company, a special purpose vehicle of the Federal Reserve. Under the MS Certifications and Covenants, the Company is subject to certain restrictive covenants during the period that the Equipment Loan is outstanding and, with respect to certain of those restrictive covenants, for an additional one year period after the Equipment Loan is repaid, including restrictions on the Company’s ability to repurchase stock, pay dividends or make other distributions and limitations on executive compensation and severance arrangements. The Equipment Loan is secured by a first lien security interest in all equipment and titled vehicles of the Company and its subsidiaries.

The foregoing description of the Equipment Loan does not purport to be complete and is qualified in its entirety by reference to the Master Loan Agreement, Equipment Note and MS Certifications and Covenants, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated by reference herein.

CRE Loan

The CRE Loan is evidenced by that certain Promissory Note (Real Estate) (the “CRE Note”) executed by the Company in the original principal amount of $10.0 million. The CRE Loan bears interest at the Federal Home Loan Bank Rate of Des Moines three-year advance rate plus 4.50% with an interest rate floor of 6.50%. The CRE Loan has a twelve-year final maturity. The Company is required to make monthly principal payments of approximately $100,000 and interest payments, and monthly escrow deposits for real estate taxes and insurance. In connection with the CRE Loan, the Company paid a $150,000 origination fee to Lender. The entire outstanding principal balance of the CRE Loan together with all accrued and unpaid interest is due and payable in full on November 13, 2032.

The CRE Loan is secured by a first lien real estate mortgage on certain real estate owned by the Company and its subsidiaries and by the Reserve Account. The Company will incur a declining prepayment premium of 6%, 5%, 4%, 3%, 2%, and 1% of the outstanding principal balance of the CRE Loan over the first six years of the loan, respectively. The Company is not permitted to prepay the principal of the CRE Loan more than 5% per year without the Lender’s prior written approval.

The foregoing description of the CRE Loan does not purport to be complete and is qualified in its entirety by reference to the Master Loan Agreement and the CRE Note, copies of which are attached hereto as Exhibits 10.1 and 10.4, respectively, and incorporated by reference herein.

Operating LOC Loan

The Operating LOC Loan is evidenced by that certain Revolving Promissory Note (Operating Line of Credit Loan) (the “Operating LOC Note”) executed by the Company in the original maximum principal amount of $5.0 million. The Operating LOC Loan bears interest at variable rate, adjusting daily, equal to the Prime Rate of Interest plus 3.75% with an interest rate floor of 7.00%. In connection with the Operating LOC Loan, the Company paid a $50,000 origination fee to Lender. The Operating LOC Loan is currently undrawn and fully available to the Company.

The Operating LOC Loan is secured by a first lien security interest in all business assets of the Company and its subsidiaries, including without limitation all accounts receivable, inventory, trademarks and intellectual property licenses to which it is a party and by the Reserve Account. The entire outstanding principal balance of the Operating LOC Loan together with all accrued and unpaid interest is due and payable in full on November 14, 2021.

The foregoing description of the Operating LOC Loan does not purport to be complete and is qualified in its entirety by reference to the Master Loan Agreement and the Operating LOC Note, copies of which are attached hereto as Exhibits 10.1 and 10.5, respectively, and incorporated by reference herein.

Letter of Credit Facility

The Letter of Credit Facility provides for the issuance of letters of credit of up to $4.839 million in aggregate face amount and is evidenced by that certain Promissory Note (Letter of Credit Loan) (the “Letter of Credit Note”) executed by Borrower. Amounts drawn on letters of credit issued under the Letter of Credit Facility bear interest at a variable rate, adjusting daily, equal to the Prime Rate of Interest plus 3.75% with an interest rate floor of 7.00%. The Letter of Credit Facility has a one-year final maturity. In connection with the Letter of Credit Facility, the Company is required to pay an annual fee equal to 3.00% of the undrawn face amount of each letter of credit issued thereunder. The Letter of Credit Facility is secured by a first lien security interest in all business assets of the Company and its subsidiaries and by the Reserve Account.

The foregoing description of the Letter of Credit Facility does not purport to be complete and is qualified in its entirety by reference to the Master Loan Agreement and the Letter of Credit Note, copies of which are attached hereto as Exhibits 10.1 and 10.6, respectively, and incorporated by reference herein.

Security Agreement, Guaranty, Indemnity Agreement and Assignment of Salt Water Disposal Lease and Contracts

In connection with the Master Loan Agreement, the Company entered into: (i) a Security Agreement, dated as of November 16, 2020, by and among the Company, the other debtors party thereto, and the Lender (the “Security Agreement”) to grant a first lien security interest in all of such debtors’ collateral provided therein to secure the obligations under the Loans; (ii) a Guaranty, dated as of November 16, 2020, by and among the guarantors party thereto and the Lender (the “Guaranty”) to guaranty the indebtedness and obligations under the Master Loan Agreement and the Loans; (iii) an Indemnity Agreement, dated as of November 13, 2020, by and among the Company, the other indemnitors party thereto, and the Lender (the “Indemnity

Agreement”) to indemnify Lender from and against all loss, liability, damage and expense as a result of the existence of hazardous materials or wastes in violation of law upon that certain real estate and the improvements located thereon described in Exhibit A attached thereto; and (iv) an Assignment of Salt Water Disposal Lease and Contracts, dated as of November 13, 2020, by and among the assignors party thereto and the Lender (the “Assignment”) to assign to Lender as collateral certain leases, permits, easements, abstracts and contracts with various parties, as listed on Exhibit A attached thereto. The foregoing descriptions of the Security Agreement, the Guaranty, the Indemnity Agreement and the Assignment are only summaries and do not purport to be complete, and such descriptions are qualified in their entirety by reference to the full text of the Security Agreement, the Guaranty, the Indemnity Agreement and the Assignment, copies of which are attached as Exhibits 10.7, 10.8, 10.9 and 10.10, respectively, and incorporated herein by reference into this Item 1.01.

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the closing of the Loans, Nuverra repaid in full all outstanding indebtedness and terminated all commitments and obligations under the following agreements on the Effective Date:

•First Lien Credit Agreement (the “Credit Agreement”), as amended through the Third Amendment thereto, dated as of August 7, 2017, by and among the lenders party thereto (the “Credit Agreement Lenders”), ACF FinCo I, LP, as administrative agent, and the Company. The Company’s payment to the Credit Agreement Lenders under the Credit Agreement was approximately $12,574,294, which satisfies all of the Company’s debt obligations thereunder. The Company made a liquidated damages payment in the amount of $500,000 and paid a deferred amendment fee of $325,000 as a result of the repayment of indebtedness and termination of the Credit Agreement. The Company also deposited $5,089,950 as cash collateral to secure outstanding letters of credit, which will be released and refunded to the Company upon cancellation of such outstanding letters of credit as replacements are issued under the Letter of Credit Facility. In connection with the repayment of outstanding indebtedness by the Company, the borrowers were permanently released from all security interests, mortgages, liens and encumbrances under the Credit Agreement.

•Second Lien Term Loan Credit Agreement (the “Term Loan Agreement”), as amended through the Second Amendment thereto, dated as of August 7, 2017, by and among the lenders party thereto (the “Term Loan Lenders”), Wilmington Savings Fund Society, FSB, as administrative agent, and the Company. The Company’s payment to the Term Loan Lenders under the Term Loan Agreement was approximately $8,271,587, which satisfies all of the Company’s debt obligations thereunder. The Company did not incur any early termination penalties as a result of the repayment of indebtedness and termination of the Term Loan Agreement. In connection with the repayment of outstanding indebtedness by the Company, the borrowers were permanently released from all security interests, mortgages, liens and encumbrances under the Term Loan Agreement.

The foregoing summaries of the Credit Agreement and the Term Loan Agreement do not purport to be complete and are subject to, and qualified in their entirety by reference to (i) the Credit Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on August 11, 2017, and the first and third amendments to the Credit Agreement, which were filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K filed with the SEC on October 11, 2018 and Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 17, 2020, respectively, and (ii) the Term Loan Agreement, which was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on August 11, 2017, and the first and second amendments to the Term Loan Agreement, which were filed as Exhibit 10.7 to the Company’s Current Report on Form 8-K filed with the SEC on October 11, 2018 and Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on July 17, 2020, respectively, and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

    (d) Exhibits

Exhibit Number	Description

10.1	Loan Agreement, dated as of November 16, 2020, by and between the Company and Lender.

10.2	Promissory Note (Equipment Loan), dated as of November 16, 2020, executed by the Company in favor of Lender.

10.3
Borrower Certifications and Covenants, dated as of November 16, 2020, executed by the Company to MS Facilities LLC, a Delaware limited liability company, a special purpose vehicle of the Federal Reserve.

10.4	Promissory Note (Real Estate), dated as of November 13, 2020, executed by the Company in favor of Lender.

10.5	Revolving Promissory Note (Operating Line of Credit Loan), dated as of November 13, 2020, executed by the Company in favor of Lender.

10.6	Promissory Note (Letter of Credit Loan), dated as of November 18, 2020, executed by the Company in favor of Lender.

10.7	Security Agreement, dated as of November 16, 2020, by and among the Company, the other debtors party thereto, and the Lender.

10.8	Guaranty, dated as of November 16, 2020, by and among the guarantors party thereto and the Lender.

10.9	Indemnity Agreement, dated as of November 16, 2020, by and among the Company, the other indemnitors party thereto, and the Lender.

10.10	Assignment of Salt Water Disposal Lease and Contracts, dated as of November 13, 2020, by and among the assignors party thereto and the Lender.

EXHIBIT INDEX

Exhibit Number	Description

10.1	Loan Agreement, dated as of November 16, 2020, by and between the Company and Lender.

10.2	Promissory Note (Equipment Loan), dated as of November 16, 2020, executed by the Company in favor of Lender.

10.3
Borrower Certifications and Covenants, dated as of November 16, 2020, executed by the Company to MS Facilities LLC, a Delaware limited liability company, a special purpose vehicle of the Federal Reserve.

10.4	Promissory Note (Real Estate), dated as of November 13, 2020, executed by the Company in favor of Lender.

10.5	Revolving Promissory Note (Operating Line of Credit Loan), dated as of November 13, 2020, executed by the Company in favor of Lender.

10.6	Promissory Note (Letter of Credit Loan), dated as of November 18, 2020, executed by the Company in favor of Lender.

10.7	Security Agreement, dated as of November 16, 2020, by and among the Company, the other debtors party thereto, and the Lender.

10.8	Guaranty, dated as of November 16, 2020, by and among the guarantors party thereto and the Lender.

10.9	Indemnity Agreement, dated as of November 16, 2020, by and among the Company, the other indemnitors party thereto, and the Lender.

10.10	Assignment of Salt Water Disposal Lease and Contracts, dated as of November 13, 2020, by and among the assignors party thereto and the Lender.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

Date: November 27, 2020	By:	/s/ Joseph M. Crabb
	Name: Title:	Joseph M. Crabb Executive Vice President, Chief Legal Officer and Corporate Secretary